 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 4, 2014

MONGOLIA HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-54230	20-8317863
(Commission File Number)	(IRS Employer Identification No.)

2300 W. Sahara Avenue, Suite 800

Las Vegas, Nevada 89102

(Address of Principal Executive Offices) (Zip Code)

(702) 949-9449

(Registrant's Telephone Number, Including Area Code)

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

Dismissal of Independent Registered Accounting Firm

On November 4, 2014, Mongolia Holdings, Inc., a Delaware corporation (the “Company”), terminated the services of GBH CPAs, PC (“GBH”) as the Company’s Independent Certified Public Accountants.  GBH served as the Company’s Independent Certified Public Accountants for each of the fiscal years ended December 31, 2013 and 2012, and for the period from January 1, 2014 through November 4, 2014.  The Company’s Board of Directors participated in and approved the decision to terminate GBH.

During the last two reported fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through the date of GBH’s termination, (i) there were no disagreements between the Company and GBH  on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The reports of GBH on the Company’s consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, or qualified opinion, audit scope, or accounting principles, except for an explanatory paragraph indicating substantial doubt about the Company’s ability to continue as a going concern in the audit reports for the fiscal years ended December 31, 2013 and 2012.

The Company provided GBH with a copy of the foregoing disclosures and requested it to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether GBH agrees with the statements made by the Company in this Report.  A copy of the letter has been filed as Exhibit 16.1 to this Form 8-K.

(b)

Engagement of New Independent Registered Accounting Firm

On November 4, 2014, the Company engaged Marcum LLP (“Marcum”) as the Company’s new Independent Certified Public Accountants.

During the two most recent fiscal years and through the date of its appointment, neither the Company, nor anyone on its behalf, consulted Marcum regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by Marcum that it concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

In approving the selection of Marcum as the Company’s Independent Certified Public Accountants, the Board of Directors considered all relevant factors, including that no non-audit services were previously provided by Marcum to the Company.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.

Exhibit Number	Description
16.1	Letter from GBH CPAs, PC, dated November 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2014	MONGOLIA HOLDINGS, INC.

By: /s/ Gary D. Kucher
Gary D. Kucher
Title: Chief Executive Officer

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